State Street Institutional Investment Trust

SUPPLEMENT DATED AUGUST 16, 2019

TO THE PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

EACH DATED APRIL 30, 2019, AS MAY BE SUPPLEMENTED FROM TIME TO TIME

STATE STREET TARGET RETIREMENT 2015 FUND

(THE “FUND”)

CLASS I (SSBFX) AND CLASS K (SSBHX)

The Fund’s Board of Trustees has approved, on a preliminary basis, the reorganization of the Fund into the State Street Target Retirement Fund (the “Retirement Fund”), to occur on or about March 27, 2020. Following the reorganization, shareholders of the Fund would become shareholders of the Retirement Fund. As contemplated by the Fund’s prospectus, the reorganization would be effected, without a shareholder vote, at a time when the Fund’s target asset allocation will match the Retirement Fund’s target asset allocation. The reorganization is subject to formal approval by the Board of Trustees and to the satisfaction of a number of conditions, and there is no assurance that the reorganization will in fact occur, or that it will occur at the anticipated time.

The Fund will cease the sale of shares to new investors upon the close of business on December 1, 2019. Shares of the Fund may continue to be offered through intermediaries that currently have relationships with the Fund and to current shareholders having accounts directly with the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

081619SSIITSUP1